Exhibit 10.1
COMMITMENT INCREASE AGREEMENT
     This Commitment Increase Agreement (this “Agreement”) is made as of June 1, 2010. Reference is made to that certain Second Amended and Restated Revolving Credit Agreement, dated as of December 29, 2009, among First Potomac Realty Investment Limited Partnership, a Delaware limited partnership (“FPLP”), certain of its Wholly-Owned Subsidiaries (FPLP and such Wholly-Owned Subsidiaries being hereinafter referred to collectively as the “Borrower”), KeyBank National Association (“KeyBank”) and the other lending institutions which are or may become parties thereto (individually, a “Lender” and collectively, the “Lenders”), KeyBank, as Administrative Agent (the “Administrative Agent”), as amended by that certain letter agreement dated as of February 18, 2010 and Attachment 1 thereto dated as of February 25, 2010, and that certain Amendment No. 1 to Second Amended and Restated Revolving Credit Agreement dated as of May 14, 2010 (as further amended from time to time, the “Credit Agreement”).
     WHEREAS, Section 2.8 of the Credit Agreement provides that the Borrower may request that the Total Commitment be increased by up to $100,000,000 (from $175,000,000 to an amount up to $275,000,000);
     WHEREAS, the Borrower has requested that the Total Commitment be increased by $50,000,000 (the “Increase”) to $225,000,000;
     WHEREAS, USBank National Association and TD Bank, N.A. (the “New Lenders”) have each agreed to provide new Commitments to the Borrower in connection with the Increase and to become parties to the Credit Agreement on the terms set forth herein;
     WHEREAS, the Commitments and the Commitment Percentages of the Lenders, after giving effect to the Increase, will be adjusted as reflected on Annex 1 attached hereto, such that, after giving effect to the Increase, the Total Commitment will be $225,000,000; and
     WHEREAS, the Administrative Agent is willing to give effect to the Increase provided that the Borrower, the Administrative Agent and the New Lenders enter into this Agreement;
     NOW THEREFORE, the parties hereto hereby agree as follows:
     All capitalized terms used herein without definition shall have the meanings given such terms in the Credit Agreement.
     1. Funding of Commitment Increase. Pursuant to Section 2.8 of the Credit Agreement, the New Lenders hereby agree to fund the Increase, with each Lender having the resulting Commitment and Commitment Percentage set forth on Annex 1 attached hereto.
     2. Amendment of Schedule 1. Schedule 2 to the Credit Agreement is hereby amended to reflect the Lenders’ adjusted Commitments and Commitment Percentages and the increase in the Total Commitment, as set forth on Annex 1 attached hereto. The Administrative Agent shall make such arrangements with the Lenders as shall be necessary to provide that each

Lender shall hold its Commitment Percentage of the outstanding Revolving Credit Loans after giving effect to this Agreement.
     3. Affirmation and Acknowledgment. The Borrower hereby ratifies and confirms all of its Obligations to the Lenders, including, without limitation, the Loans, the Notes, the other Loan Documents, and the Borrower hereby affirms its absolute and unconditional promise to pay to the Lenders all Obligations under (and as defined in) and upon the terms and conditions set forth in the Credit Agreement.
     4. New Lender Provisions. (a) Subject to the terms and conditions of this Agreement, each New Lender hereby agrees to lend, without recourse to the Lenders or the Administrative Agent, on and after the Increase Effective Date (defined below), that portion of the Total Commitment, as the case may be, equal to the amount set forth on Annex 1 attached hereto opposite its name, in accordance with the terms and conditions set forth herein and in the Credit Agreement, and acknowledge, without limitation, that the Borrower may from time to time borrow, repay and reborrow such amounts from each such Lender as provided in the Credit Agreement. Each New Lender hereby agrees to be bound by, and shall be entitled to the benefits of and, to the extent of its Commitment, shall be bound by the obligations of, the terms and conditions of the Credit Agreement as if such New Lender had been one of the lending institutions originally executing the Credit Agreement as a “Lender”; provided that nothing herein shall be construed as making any of the New Lenders liable to the Borrower or the other Lenders in respect of any acts or omissions of any party to the Credit Agreement or in respect of any other event occurring prior to the Increase Effective Date.
          (b) Each New Lender (i) represents and warrants that it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement; (ii) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 7.4 or 8.4 of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (iii) agrees that it will, independently and without reliance upon the Lenders or the Administrative Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iv) represents and warrants that it is an Eligible Assignee; (v) appoints and authorizes the Administrative Agent to take such action as Administrative Agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (vi) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.
     5. Representations and Warranties. The Borrower hereby represents and warrants to the Lenders as follows:
     (a) The execution and delivery by the Borrower of this Agreement, and the performance by the Borrower of its obligations and agreements under this Agreement and the Credit Agreement, are within the authority of the Borrower, have been duly authorized by all necessary proceedings on behalf of the Borrower and do not and will not materially contravene any provision of law, statute, rule or regulation to which the Borrower is subject or the Borrower’s agreement of limited partnership, certificate of limited partnership, articles of organization, certificate of formation, or operating agreement, as the case may be, or of any agreement or other instrument binding upon the Borrower (except for any such failure to comply under any such agreement or other instrument as would not have a material adverse effect on the business, operations, assets, condition (financial or otherwise) or properties of the Trust, FPLP or any other member of the Potomac Group).
     (b) This Agreement and the Credit Agreement constitute legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.
     (c) Other than approvals or consents which have been obtained or those which would not have a material adverse effect on the business, operations, assets, condition (financial or otherwise) or properties of the Trust, FPLP or any other member of the Potomac Group, no approval or consent of any governmental agency or authority is required to make valid and legally binding the execution, delivery or performance by the Borrower of this Agreement; and no filing with any governmental agency or authority is required in connection with the execution, delivery or performance by the Borrower of this Agreement, other than filings which will be made with the SEC when and as required by law or deemed appropriate by Borrower.
     (d) Each of the representations and warranties made by or on behalf of the Borrower, the Trust or any of their respective Subsidiaries contained in this Agreement, the Credit Agreement (including, without limitation, Sections 8.6 and 8.7 thereof), the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Credit Agreement are true as of the Increase Effective Date.
     (e) No Default or Event of Default has occurred and is continuing (both before and after giving effect to the Increase and this Agreement).
     6. Conditions Precedent. This Agreement shall be deemed to be effective as of the date first written above (the “Increase Effective Date”), subject to the execution and delivery of the following documents, each in form and substance satisfactory to the Administrative Agent, and the payment of certain fees and expenses noted below on or before such date:
     (a) this Agreement executed by the Borrower, each New Lender, and the Administrative Agent;
     (b) a Revolving Credit Note issued in favor of each New Lender in the original principal amount of such New Lender’s Commitment, duly executed, authorized and delivered by the Borrower;

     (c) a certificate dated as of the date hereof signed by a duly authorized officer of the Borrower (i) certifying that the Increase is duly authorized by the Borrower and attaching the resolutions evidencing such authorization, (ii) certifying that the Increase Conditions have been satisfied and setting forth the applicable conditions, (iii) certifying that there have been no amendments to the organizational documents of the Borrower and the Guarantor since the Closing Date;
     (d) an incumbency certificate in accordance with Section 12.4 of the Credit Agreement;
     (e) an opinion of counsel in form and substance reasonably satisfactory addressed to the Lenders and the Agent from Armstrong Teasdale LLP and, if any, state specific local counsel who are reasonably satisfactory to Agent, each as counsel to the Borrower, the Trust and their respective Subsidiaries, with respect to applicable law; and
     (f) receipt by Agent in immediately available funds of the fees agreed to set forth in the settlement statement prepared by Agent in connection with the Increase.
     7. Payments to New Lenders. From and after the Increase Effective Date, the Borrower shall make all payments in respect of any New Lenders’ Commitment, including payments of principal, interest, fees and other amounts payable under the Credit Agreement, to the Administrative Agent for the account of such New Lender in accordance with the terms of the Credit Agreement.
     8. Miscellaneous Provisions.
     (a) This agreement and each of the other loan documents, except as otherwise specifically provided therein, are contracts under the laws of the State of New York and shall for all purposes be construed in accordance with and governed by the laws of such state (excluding the laws applicable to conflicts or choice of law).
     (b) This Agreement may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Agreement it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought. Delivery of an executed counterpart of a signature page of this Agreement by facsimile shall be as effective as delivery of an original executed counterpart of this Agreement.
     (c) The Borrower hereby agrees to pay to the Administrative Agent, on demand by the Administrative Agent, all reasonable out-of-pocket costs and expenses incurred or sustained by the Administrative Agent in connection with the preparation of this Agreement (including reasonable legal fees).

     IN WITNESS WHEREOF, the Borrower, the New Lenders, and the Administrative Agent have duly executed this Agreement as of the date first above written.

KEYBANK, NATIONAL ASSOCIATION, as Administrative Agent
By:	/s/ John Scott
	Name:	John Scott
	Title:	Vice President

USBANK NATIONAL ASSOCIATION, as a New Lender
By:	/s/ Gary D. Houston
	Name:	Gary D. Houston
	Title:	Vice President

TD BANK, N.A., as a New Lender
By:	/s/ Mauricio Duran
	Name:	Mauricio Duran
	Title:	Assistant Vice President

BORROWER: FIRST POTOMAC REALTY INVESTMENT LIMITED PARTNERSHIP
By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer
(Signatures continued on next page)

1400 CAVALIER, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

1441 CROSSWAYS BLVD., LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

FP ASHBURN, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

(Signatures continued on next page)

AIRPARK PLACE, LLC
By:	Airpark Place Holdings LLC
Its Sole Member

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

FP AMMENDALE COMMERCE CENTER, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

AQUIA TWO, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

(Signatures continued on next page)

CROSSWAYS II LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

FPR HOLDINGS LIMITED PARTNERSHIP
By:	FPR General Partner, LLC
Its General Partner

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

FP DAVIS DRIVE LOT 5, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer
(Signatures continued on next page)

FP PROPERTIES, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

FP PROPERTIES II, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

FP DIAMOND HILL, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer
(Signatures continued on next page)

FP CAMPOSTELLA ROAD, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

GATEWAY HAMPTON ROADS, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

FP GATEWAY 270, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer
(Signatures continued on next page)

GATEWAY MANASSAS II, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

FP 2550 ELLSMERE AVENUE, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

FP GATEWAY WEST II, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer
(Signatures continued on next page)

FP GOLDENROD LANE, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

FP GREENBRIER CIRCLE, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

GTC I SECOND LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer
(Signatures continued on next page)

FP HANOVER AB, LLC
By:	FPR Holdings Limited Partnership
Its Sole Member

By:	FPR General Partner, LLC
Its General Partner

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

HERNDON CORPORATE CENTER, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

LINDEN II, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

(Signatures continued on next page)

LUCAS WAY HAMPTON, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

FP PARK CENTRAL V, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

FP PATRICK CENTER, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

(Signatures continued on next page)

FP PINE GLEN, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

RESTON BUSINESS CAMPUS, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

FP RIVERS BEND, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

(Signatures continued on next page)

FP 500 & 600 HP WAY, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

FP 1408 STEPHANIE WAY, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

FP STERLING PARK I, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

(Signatures continued on next page)

FP STERLING PARK II, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

VIRGINIA CENTER, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

FP WEST PARK, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

(Signatures continued on next page)

FP CRONRIDGE DRIVE, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

FP GIRARD BUSINESS CENTER, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

FP GIRARD PLACE, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

(Signatures continued on next page)

TECHCOURT, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

FP PARK CENTRAL I, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

FP TRIANGLE, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

(Signatures continued on next page)

[Consent to Commitment Increase Agreement]
CONSENT OF GUARANTOR
     FIRST POTOMAC REALTY TRUST (the “Guarantor”) has guaranteed the Obligations (as defined in the Guaranty by the Guarantor in favor of the Lenders and the Agent, dated as of December 29, 2009 (the “Guaranty”). By executing this consent, the Guarantor hereby absolutely and unconditionally reaffirms to the Agent and the Lenders that the Guarantor’s Guaranty remains in full force and effect after giving effect to the Increase (as defined in the Commitment Increase Agreement to which this Consent is attached). In addition, the Guarantor hereby acknowledges the terms and conditions of this Commitment Increase Agreement and the Credit Agreement and the other Loan Documents as amended hereby (including, without limitation, the making of the representations and warranties and the performance of the covenants applicable to it in the Guaranty).

GUARANTOR: FIRST POTOMAC REALTY TRUST
By:	/s/ Barry H. Bass
Barry Bass, Executive Vice President and
Chief Financial Officer

ANNEX 1
Schedule 2
Lender’s Commitments

		Commitment
Lender	Commitment	Percentage
KeyBank National Association	$40,000,000	17.777778%
Contact: John C. Scott 127 Public Square, 8th Floor Cleveland, OH 44114 Phone: (216) 689-5986 Fax: (216) 689-4997 email: john_c_scott@keybank.com

Wachovia Bank, National Association	$20,000,000	8.888889%

Contact:
Participation Specialized Loans
301 South College Street, 16th Floor
Mail Code: NC0172
Charlotte, NC 28288
Phone: (866) 647-7249 option 4, option 1
Fax: (704) 715-0099
email: SpecializedLoans@wachovia.com

Wells Fargo National Association	$20,000,000	8.888889%
Contact: Alexis McGuire 1750 H Street, NW, Suite 400 Washington, DC 20006 Phone: (612) 316-0210 Fax: (866) 494-9607 email: alexis.l.mcguire@wellsfargo.com

		Commitment
Lender	Commitment	Percentage
Bank of Montreal	$40,000,000	17.777778%
Contact: Aaron Lanski 115 South LaSalle Street, 18th Floor West Chicago, IL 60603 Phone: (312) 461-6364 Fax: (312) 461-2968 email: aaron.lanski@bmo.com

PNC Bank, National Association	$30,000,000	13.333333%
Contact: Kathleen Lorenzato 808 17th Street, NW Washington, DC 20006 Phone: (412) 768-2669 Fax: (412) 768-5754 email: kathleen.lorenzato@pnc.com

Chevy Chase Bank, F.S.B.	$25,000,000	11.111111%
Contact: Mary Davis 7501 Wisconsin Avenue, 12th Floor Bethesda, MD 20814 Phone: (301) 939-6951 Fax: (301) 939-6959 email: mdavis@chevychase.net email copy to : lmmjackson@chevychase.net

		Commitment
Lender	Commitment	Percentage
USBank National Association	$30,000,000	13.333333%
Contact: Gary Houston USBank National Association 1650 Tysons Boulevard, Suite 250 McLean, VA 22102 Phone: (703) 442-1393 Fax: (703) 442-5495 email: gary.houston@usbank.com

TD Bank, N.A.	$20,000,000	8.888889%
Contact: Mauricio Duran T.D. Bank, N.A. 50 Braintree Hill Office Park, Suite 204 Braintree, MA 02184 Phone: (781) 348-0011 Fax: (781) 348-0046 email: Mauricio.duran@tdbanknorth.com

Total:	$225,000,000	100.0%

*	Percentages truncated to six decimal places for purposes of Schedule 2